Exhibit 99.1

Exact Sciences Contacts

Investor Relations:

Megan Jones

meganjones@exactsciences.com

608-535-8815

Media:

Katie Boyce

kboyce@exactsciences.com

608-710-3903

For Immediate Release

Exact Sciences Completes Acquisition of Thrive Earlier Detection,
Creating a Leader in Blood-Based, Multi-Cancer Screening

MADISON, Wis., – January 5, 2021 – Exact Sciences Corp. (Nasdaq: EXAS) today announced that it has completed its previously announced acquisition of Thrive Earlier Detection Corp. (“Thrive”).

“Bringing Thrive into the Exact Sciences family marks a giant leap toward blood-based, multi-cancer screening becoming a reality and eventually the standard of care,” said Kevin Conroy, chairman and CEO of Exact Sciences. “Today is an important one in Exact’s history as we continue to lead cancer diagnostics and transform the future for millions of patients through earlier detection and treatment guidance. On behalf of everyone at Exact Sciences, I’d like to welcome the talented Thrive team and express my excitement for the future of our company.”

About Exact Sciences Corp.

A leading provider of cancer screening and diagnostic tests, Exact Sciences relentlessly pursues smarter solutions providing the clarity to take life-changing action, earlier. Building on the success of Cologuard and Oncotype DX, Exact Sciences is investing in its product pipeline to take on some of the deadliest cancers and improve patient care. Exact Sciences unites visionary collaborators to help advance the fight against cancer. For more information, please visit the company’s website at www.ExactSciences.com, follow Exact Sciences on Twitter @ExactSciences, or find Exact Sciences on Facebook.

Forward-Looking Statement

This news release contains forward-looking statements concerning our expectations, anticipations, intentions, beliefs or strategies regarding the future. These forward-looking statements are based on assumptions that we have made as of the date hereof and are subject to known and unknown risks and uncertainties that could cause actual results, conditions and events to differ materially from those anticipated. Therefore, you should not place undue reliance on forward-looking statements. Examples of forward-looking statements include, among others, statements we make regarding expected future operating results; our strategies, positioning, resources, capabilities and expectations for future events or performance; and the anticipated benefits of our acquisitions, including estimated synergies and other financial impacts.

Important factors that could cause actual results, conditions and events to differ materially from those indicated in the forward-looking statements include, among others, the following: uncertainties associated with the coronavirus (COVID-19) pandemic, including its possible effects on our operations, including our supply chain and clinical studies, and the demand for our products and services; our ability to efficiently and flexibly manage our business amid uncertainties related to COVID-19; our ability to successfully and profitably market our products and services; the acceptance of our products and services by patients and healthcare providers; our ability to meet demand for our products and services; the willingness of health insurance companies and other payers to cover our products and services and adequately reimburse us for such products and services; the amount and nature of competition for our products and services; the effects of any judicial, executive or legislative action affecting us or the healthcare system; recommendations, guidelines and quality metrics issued by various organizations regarding cancer screening or our products and services; our ability to successfully develop new products and services and assess potential market opportunities; our ability to effectively enter into and utilize strategic partnerships, such as through our Promotion Agreement with Pfizer, Inc., and acquisitions; our success establishing and maintaining collaborative, licensing and supplier arrangements; our ability to maintain regulatory approvals and comply with applicable regulations; our ability to manage an international business and our expectations regarding our international expansion and opportunities; the potential effects of foreign currency exchange rate fluctuations and our efforts to hedge such effects; the possibility that the anticipated benefits from our business acquisitions (including the recent acquisitions of Thrive and Base Genomics Limited) will not be realized in full or at all or may take longer to realize than expected; the possibility that costs or difficulties related to the integration of acquired businesses’ operations will be greater than expected and the possibility that integration efforts will disrupt our business and strain management time and resources; the outcome of any litigation, government investigations, enforcement actions or other legal proceedings, including in connection with acquisitions; our ability to retain and hire key personnel including employees at businesses we acquire. The risks included above are not exhaustive. Other important risks and uncertainties are described in the Risk Factors sections of our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q, and in our other reports filed with the Securities and Exchange Commission. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.